EXHIBIT 10.12(b)
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MOUNTAIN VALLEY PIPELINE, LLC

This FIRST AMENDMENT (this “Amendment”) TO THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “Third A&R Agreement;” as modified by this Amendment, the “Agreement”) OF MOUNTAIN VALLEY PIPELINE, LLC, a Delaware series limited liability company (the “Company”), dated April 6, 2018, is adopted, executed and agreed to as of February 5, 2020 by the Representatives (and Deemed Representative, if applicable) of the Series A Founding Members set forth on the signature pages hereto (the “Applicable Representatives”).
RECITALS
WHEREAS, subject to Section 13.05 of the Third A&R Agreement, the Third A&R Agreement may be amended by a written instrument executed by Supermajority Interest of the Representatives of the Series A Founding Members; and
WHEREAS, the Representatives, representing a Supermajority Interest of the Representatives of the Series A Founding Members, and Deemed Representative, if applicable, desire to amend the Agreement as of the date hereof in the manner set forth below so as to clarify that EQM Midstream Partners, LP and certain related parties are not Affiliates of EQT Corporation; and
WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Third A&R Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Applicable Representatives identified on the signature pages of this Amendment agree as follows:
1.Amendments.
(a)    As of the date hereof, the definition of “Affiliate” is hereby deleted in its entirety and replaced with the following:
Affiliate – means, with respect to any Person, (i) each entity that such Person Controls; (ii) each Person that Controls such Person, including, in the case of a Member, such Member’s Parent; and (iii) each entity that is under common Control with such Person, including, in the case of a Member, each entity that is Controlled by such Member’s Parent; provided that, with respect to any Member, an Affiliate shall include (x) a limited partnership or a Person Controlled by a limited partnership if such Member’s Parent has the power to appoint the general partner of such limited partnership, or such general partner is otherwise Controlled by such Member’s Parent, or (y) a limited liability company or a Person controlled by a limited liability company if such Member’s Parent has the power to appoint the managing member or manager (or, if more than one manager, a majority of managers) of the limited liability company, or such managing member or manager(s) are Controlled by such Member’s Parent; provided, further, that, for purposes of this Agreement, the Company shall not be an Affiliate of any Member.
2.    Limited Effect. Except as expressly set forth in this Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.
3.    Governing Law. The laws of the State of Delaware govern this Amendment, and this Amendment shall be construed in accordance therewith, regardless of its choice of law principles. Jurisdiction and venue for any proceeding relating to this Amendment shall be as set forth in the Agreement.
4.    Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing Applicable Representatives had signed the same document. All counterparts shall be construed together and constitute the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby which contains a copy of an Applicable Representative’s signature and which is sent by such Applicable Representative or its agent with the apparent intention (as reasonably evidenced by the actions of such Applicable Representative or its agent) that it constitutes such Applicable Representative’s execution and delivery of this Amendment or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such Applicable Representative had executed and delivered an original of this Amendment or such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Applicable Representative’s intent or the effectiveness of such signature.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned, being Representatives constituting a Supermajority Interest of the Series A Founding Members, and the Deemed Representative, if applicable, collectively, have executed and delivered this Amendment as of the date first written above.

/s/ Robert J. Cooper
Robert J. Cooper, Representative of
MVP Holdco, LLC

/s/ Matthew Schafer
Matthew J. Schafer, Representative of
US Marcellus Gas Infrastructure, LLC

DEEMED REPRESENTATIVE:

/s/ Stuart Nachmias
Stuart Nachmias, the Observer of
Con Edison Gas Pipeline and Storage, LLC

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